Statutory Prospectus and Statement of Additional Information Supplement dated June 25, 2019

This supplement supersedes and replaces the Statutory Prospectus and Statement of Additional Information supplement dated June 21, 2019.

The purpose of this supplement is to provide you with changes to the current Statutory Prospectuses and Statement of Additional Information for Class A, C, Y and R6 shares of the Fund listed below:

Invesco Oppenheimer Rochester® AMT-Free New York Municipal Fund (the “Fund”)

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” for the Fund in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Michael L. Camarella	Portfolio Manager (lead)	2019 (predecessor fund 2008)
Scott S. Cottier	Portfolio Manager	2019
Mark Paris	Portfolio Manager	2019”

The following information replaces in its entirety the bulleted information regarding the portfolio managers appearing under the heading “FUND MANAGEMENT – Portfolio Managers” for the Fund in the prospectuses:

•

“Michael L. Camarella (lead manager), Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. Camarella managed the predecessor fund since 2008 and was associated with OppenheimerFunds, a global asset management firm, since 2003.

•

Scott S. Cottier, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. From 2002 to 2019, Mr. Cottier was associated with OppenheimerFunds, a global asset management firm.

•	Mark Paris, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2010.”

The following paragraphs replace the first paragraph after the bulleted information regarding the individual portfolio managers appearing under the heading “FUND MANAGEMENT – Portfolio Managers” for the Fund in the prospectuses:

“The portfolio managers are assisted by investment professionals from the Invesco Municipal Fund Management Team. Members of the team may change from time to time.

A lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.”

Additionally, effective June 25, 2019, the Statement of Additional Information for the Fund is also modified as applicable to reflect the portfolio manager changes above.

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